Variable Interest Entities	12 Months Ended
Dec. 31, 2025
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Variable Interest Entities	Variable Interest Entities
Consolidated Variable Interest Entities
Certain of the Company's assets and liabilities are held through VIEs in which the Company holds a 100 per cent voting interest, the VIE meets the definition of a business, and the VIE's assets can be used for general corporate purposes. The consolidated VIEs whose assets cannot be used for purposes other than for the settlement of the VIE's obligations, or are not considered a business, were as follows:

	As at December 31,
U.S.$ millions	2025	2024
ASSETS
Current Assets
Cash and cash equivalents	2	—
Accounts receivable	3	3
Other current assets	4	—
	9	3

Plant, property and equipment, net	249	182
Net investment in lease	38	—
	296	185
LIABILITIES
Current Liabilities
Accounts payable and other	32	41
	32	41
Other Long-term Liabilities	15	10
	47	51
Non-consolidated VIEs
The carrying value of these VIEs and the maximum exposure to loss as a result of the Company's involvement with these VIEs were as follows:

	As at December 31,
U.S.$ millions	2025	2024
Balance Sheet
Equity investments	652	641
Off-balance Sheet
Guarantees[1]	41	39
Maximum Exposure to Loss	693	680
1.Guarantees for the current and comparative period totaled C$56 million.
As at December 31, 2025, the amount due from non-consolidated VIEs of $6 million (2024 - $4 million) is included in accounts receivable on the consolidated balance sheets. As at December 31, 2025, the amount due to non-consolidated VIEs of $2 million (2024 - $4 million) is included in accounts payable on the consolidated balance sheets.